Concentration of risk	12 Months Ended
Jun. 30, 2022
Concentration of risk
Concentration of risk

Note 11 – Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. In the US, the insurance coverage of each bank is $250,000. As of June 30, 2022 and 2021, cash balance of $563 and $1,943, respectively, were deposited with financial institutions located in US, and of which none were subject to credit risk. Singapore dollar deposits of non-bank depositors are insured by the Singapore Deposit Insurance Corporation, for up to $75,000 in aggregate per depositor per Scheme member by law. Foreign currency deposits, dual currency investments, structured deposits and other investment products are not insured. As of June 30, 2022 and 2021, cash balance of $17,242 and nil, respectively, were deposited with financial institutions located in Singapore and were subject to credit risk. While management believes that these financial institutions and third-party fund holders are of high credit quality, it also continually monitors their creditworthiness.

As of June 30, 2022, the Company had 7.17 BTC store on its account on KuCoin, which is a global crypto exchange. Those digital assets are kept in unique and segregated blockchain addresses accessible by the Company and verifiable on blockchain at any time. While the exchange holds the Company’s digital assets, the ownership and operation rights are always 100% attributed to the Company. The digital assets stored on KuCoin are not insured.

The Company is also exposed to risk from its security deposits, other receivables and prepayments. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.